Exhibit 10.14.2

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934 as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

SECOND AMENDMENT TO THE

SUPPLY AND MANUFACTURING AGREEMENT

BETWEEN

TEIKOKU SEIYAKU CO., LTD./TEIKOKU PHARMA USA, INC.

AND

ENDO PHARMACEUTICALS INC.

This Second Amendment (“Second Amendment”) to the Supply and Manufacturing Agreement is between Endo Pharmaceuticals Inc. (“Endo”) and Teikoku Seiyaku Co., Ltd (“Teikoku Japan”) and its U.S. subsidiary, Teikoku Pharma USA, Inc. (“Teikoku USA”) (collectively herein after referred to as “Teikoku”) and Endo Pharmaceuticals Inc. (“Endo”) dated as of November 23, 1998 and as amended as of April 24, 2007 (“First Amendment”), and is effective as of December 16th 2009.

Endo and Teikoku agree as follows:

1. The first paragraph of Section 10 of the First Amendment adding material to the end of Section 2.4(a) is amended to read as follows:

“Effective with ENDO’s receipt of the first shipment of QA-released commercial Product for sale in the U.S. after January 1, 2007, the prices listed below shall apply and remain in effect until ***; thereafter such prices shall be adjusted on December 31st of each of *** (each, an “Adjustment Date”) by the Price Index (as defined below). Specifically, on each Adjustment Date, the parties shall use the average of the annual Price Index for the *** preceding the adjustment date. “Price Index” means the Producer Price Index – Pharmaceutical Preparations, 1982-1984.” The Producer Price Index for the previous *** does not become final until *** after the Adjustment Date. To allow for finalization of the PPI the intermediate product pricing will be calculated based on the current posted preliminary Producer Price Index as of *** of the current ***. Upon final posting of the Producer Price Index, the actual price increase will be calculated and an adjustment in price for those batches already delivered will paid by either Endo or Teikoku as appropriate.

2. All other terms and conditions of the Agreement as previously amended are affirmed and remain in full force and effect.

[The Remainder of this Page is Left Deliberately Blank.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

Teikoku Seiyaku Co., Ltd.		Endo Pharmaceuticals Inc

By:	/s/ SHOSAKU MURAYAMA	By:	/s/ Daniel Carbery
Title:	President and CEO	Title:	SVP, Specialty Generics and Technologies
Date:	Jan. 6, 2010	Date:	12-18-09

Teikoku Pharma USA, Inc.

By:	/s/ Paul Mori
Title:	EVP & COO
Date:	12-23-09